To be delivered to residents of
                               the State of Ohio
                          SUPPLEMENT TO THE PROSPECTUS
                                     OF THE
                        FRANKLIN NEW YORK TAX-FREE TRUST
                    Franklin New York Tax-Exempt Money Fund


As required by the Ohio Division of Securities, the information in the attached prospectus is augmented as follows:

Under Ohio law, the Fund may not invest more than fifty percent of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Board of Trustees based upon the trading markets for such securities.